Exhibit IV

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


     The undersigned, the Chief Financial Officer of Madison Harbor Capital Management, LLC (the "Adviser") and Chief Compliance Officer of Madison Harbor Balanced Strategies, Inc. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 7, 2005


                                     /s/ Christopher J. Brown
                                     ------------------------
                                     Christopher J. Brown
                                     Chief Compliance Officer and Chief
                                     Financial Officer of Madison Harbor Capital
                                     Management, LLC, the Fund's Adviser